UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (214) 750-1771

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report provides combined pro forma financial information of Regency Energy Partners LP (the “Partnership” or “Regency”) to reflect the proposed merger whereby the Partnership would acquire PVR Partners, L.P. (“PVR”) as disclosed in the Partnership’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2013.

Exhibit 99.1 hereto presents the following unaudited pro forma combined financial information, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2013;

•	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2013;

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012; and

•	Notes to unaudited pro forma condensed consolidated financial information.

Certain historical amounts of PVR have been reclassified to conform to the Partnership’s presentation.

Exhibit 99.2 hereto provides selected financial data for the five years ended December 31, 2012 and pro forma selected financial data as of September 30, 2013 and for the year ended December 31, 2012 and for the nine month period ended September 30, 2013.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The historical audited financial statements of PVR as of December 31, 2012 and 2011 and for the three years ended December 31, 2012, are incorporated herein by reference to PVR’s Annual Report on Form 10-K filed with the SEC on February 27, 2013. The historical unaudited financial statements of PVR as of September 30, 2013, and for the three and nine months ended September 30, 2013 and 2012 are incorporated herein by reference to PVR’s Quarterly Report on Form 10-Q filed with the SEC on October 29, 2013.

(b)	Pro forma financial information.
(d)	Exhibits.

Exhibit Number	Description
**Exhibit 23.1	Consent of Independent Auditors

**Exhibit 99.1	Unaudited Pro Forma Combined Financial Information and Related Notes

**Exhibit 99.2	Selected Pro Forma Financial Data

Exhibit 99.3	Unaudited Financial Statements of PVR Partners, L.P. as of September 30, 2013 and for the three and nine months ended September 30, 2013 and 2012 (incorporated by reference to the Quarterly Report on Form 10-Q of PVR Partners, L.P. for the quarter ended September 30, 2013 filed with the Securities and Exchange Commission on October 29, 2013)

Exhibit 99.4	Audited Financial Statements of PVR Partners, L.P. as of December 31, 2012 and 2011 for the three years ended December 31, 2012 (incorporated by reference to the Annual Report on Form 10-K of PVR Partners, L.P. for the year ended December 31, 2012 filed with the Securities and Exchange Commission on February 27, 2013)

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and
Chief Financial Officer

Date: November 7, 2013